SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. 2)

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☑ Preliminary Information Statement

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OCEAN RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

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OCEAN RESOURCES, INC.
2705 Canton Street
Dallas, Texas 75226

July _____, 2004

To our stockholders:

          We are pleased to announce that the Board of Directors of Ocean Resources, Inc. has decided to spin off its wholly-owned subsidiary, Caribbean Explorations, Inc. The spin-off is expected to become effective by the end of this year.

          Enclosed please find an Information Statement providing information to you regarding Caribbean Exploration, Inc. and the distribution of its stock. There is also contact information if you have questions regarding the distribution. No action is required on your part to receive shares in Caribbean Exploration, Inc. You will not be required either to pay anything for the new shares or to surrender any shares of Ocean Resources, Inc.

          Your vote is not required to approve the spin-off, and the enclosed Information Statement is not a request for your vote or a proxy statement. The Information Statement is designed to inform you of the action that has occurred.

Very truly yours, Ocean Resources, Inc.
By:	/s/ Dennis McLaughlin
Dennis McLaughlin
Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
GENERAL
RECORD DATE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SPIN-OFF OF CARIBBEAN EXPLORATION, INC.
DESCRIPTION OF SECURITIES TO BE ISSUED
PLAN OF OPERATION
FORWARD-LOOKING STATEMENTS
MANAGEMENT
WHO YOU CAN CONTACT ABOUT THE SPIN-OFF

INFORMATION STATEMENT
OF
OCEAN RESOURCES, INC.
2705 Canton Street
Dallas, Texas 75226

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

          This Information Statement is being furnished at the direction of and on behalf of the Board of Directors of Ocean Resources, Inc. (referred to in this Information Statement as “we”, “us”, “our” or “Ocean Resources”) to the holders of record of our common stock, $0.0001 par value, as of the close of business on April 13, 2004.

          Our Board of Directors has unanimously approved the spin-off of Caribbean Exploration, Inc., our wholly-owned subsidiary, into a separate public company. We expect to mail this Information Statement on or about July    , 2004. We will bear the costs of preparing, assembling and mailing this Information Statement.

          This Information Statement is being furnished to our stockholders to provide you with certain information concerning the spin-off, in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

          The date of this Information Statement is July    , 2004.

GENERAL

          We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

          We will only deliver one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Ocean Resources, Inc.
Attn: Corporate Secretary
2705 Canton Street
Dallas, Texas 75226
Telephone No.: (469) 227-7806

          Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting us at the address listed above.

RECORD DATE

          The record date of stockholders entitled to notice of this corporate action is the close of business on April 13, 2004. On that date, we had issued and outstanding 47,390,435 shares of our common stock, $0.0001 par value. Each share of our common stock is entitled to one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

          The following table sets forth information as of June 18, 2004 as to each person who is known to us to be the beneficial owner of more than 5% of our outstanding common stock and as to the security and percentage ownership of each of our executive officers and directors and of all of our officers and directors as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

	Security Ownership
Name and Address	Amount and Nature		Percentage
Of	Of Beneficial		Of
Beneficial Owners(1)	Ownership(2)(3)		Class
Hawkley Trust P. O. Box 582 Charlestown Nevis Leward Islands	8,538,169	(4)	15.3%
MAC Partners LP 2705 Canton Street Dallas, Texas 75226	4,193,303		7.5%
Dennis McLaughlin, President, Chief Executive Officer and Director	150,000	(5)	*
Steven Sanit, Chief Financial Officer	0		0
Graham Jessop, Vice President and Director	4,550,000	(6)	8.1%
Andrew J. Way, Director	854,822	(7)	1.5%
Alvin T. Hunter, Director	600,000		1.1%
Nick Sinclair-Brown, Director	600,000		1.1%
Kit Chambers, Chief Operating Officer and Secretary	0		0
All officers and directors as a group (7 persons)	6,550,000		12.1%

*	Less than 1%.

(1)	The address for Dennis McLaughlin, Steven Sanit, Graham Jessop, Andrew J. Way, Alvin T. Hunter, Nick Sinclair-Brown and Kit Chambers is 2705 Canton Street, Dallas, Texas 75226.

(2)	Included in this calculation are shares deemed beneficially owned by virtue of the individual’s right to acquire such shares within 60 days of the date of this report and that would be required to be reported pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.

(3)	Based on 55,920,636 shares of common stock outstanding on June 18, 2004.

(4)	Hawkley Trust owns 4,107,500 shares directly. The balance of the shares are held for the benefit of Hawkley Trust by Argent Capital LLC, Monterrey Capital LLC and Pacific Oil & Gas LLC.

(5)	Mr. McLaughlin is the beneficial owner of these shares of common stock, which are registered to his wife.

(6)	For purposes of this total, shares owned by Argosy International, Ltd., a Turks and Caicos, British West Indies company, have been attributed to Mr. Jessop, who serves as an officer and director of Argosy International, Ltd.

(7)	Includes 100,000 shares of common stock owned by Mr. Way’s spouse.

SPIN-OFF OF CARIBBEAN EXPLORATION, INC.

          We have decided to spin off our subsidiary, Caribbean Exploration, Inc., a Texas corporation (referred to in this Information Statement as “Caribbean”). We organized Caribbean on April 6, 2004. We propose to issue 47,390,435 shares of the issued and outstanding shares of Caribbean common stock pro rata to all of our stockholders of record on April 13, 2004. Each stockholder will receive one share of Caribbean common stock for each one share of common stock of Ocean Resources, Inc. owned on April 13, 2004. You will not be required to pay cash or provide any other consideration or to surrender or exchange any shares of our common stock in order to receive the distribution of Caribbean common stock. Prior to issuing the Caribbean common stock, we intend to file with the Securities and Exchange Commission a Form 10-SB for the purpose of registering the Caribbean common stock under section 12(g) of the Securities Exchange Act of 1934. Shares of Caribbean common stock will be issued once the Form 10-SB is effective.

          Our reason for spinning off Caribbean is to allow its management to focus exclusively on its business, which is significantly different from the business of Ocean Resources, Inc.

          Our business is deep-water research, exploration, survey, and recovery operations of valuable shipwrecks throughout the world. We conduct our operations by using technologies that are appropriate to our business, exclusive exploration permits, intelligence of existing shipwreck cargos, and proprietary research libraries, and by partnering with third parties. Our Vice President of Salvage Recovery Operations, Graham Jessop, has several years of experience and professional expertise in the fields of research, location and recovery of shipwreck artifacts and cargo. We expect to earn revenues through the sale of recovered cargo from deep-ocean shipwrecks located in international waters. We have initially targeted wrecks of one World War I-era cargo ship and five World War II-era cargo ships, each of which carried thousands of tons of base, precious, and/or strategic metals.

          Caribbean is a newly formed Texas corporation. Caribbean is engaged in the business of “treasure hunting”, that is, the discovery and recovery of archeologically and historically significant shipwrecks. Caribbean expects to produce revenues through the sale of recovered cargo and artifacts, fees from the exhibition of artifacts, and other associated activities. Caribbean believes that the public has an interest in undersea documentaries and reality TV adventures and that its activities will be uniquely suited to such publicity. Caribbean also plans to exploit its findings through travel tours, which will provide cultural learning experiences with entertaining travel in much the same way that land-based archeological projects are available to the paying public.

          Prior to June 26, 2004, Caribbean had only one asset, which was the ownership of 100% of the issued and outstanding shares of Titanic Explorations Ltd., referred to in this discussion as “TEL”. Caribbean acquired ownership of TEL by issuing 100,000,000 shares of its common stock to us in exchange for 200 shares (which constituted all of the shares outstanding) of TEL’s common stock. At the time of this acquisition, TEL had only one asset, which was TEL’s one-half ownership interest in International Recovery Group, LLC, referred to in this discussion as “IRG”. The remaining one-half interest in IRG was owned by Ruby Mining Company, Inc. (hereinafter, “Ruby Mining”). Other than its acquisition of the interest in IRG, TEL had no operations since its formation on April 3, 2000.

          IRG was formed for the purpose of exploring shipwrecks and shipwreck sites and to research, recover, conserve and market objects recovered from those sites. Specifically, IRG had the right to conduct a salvage project in the 2,000 square mile area off the coast of Jamaica commonly known as the Pedro Banks.

          On November 10, 2003, Ruby Mining publicly stated that it believed that IRG was no longer a functioning entity, that it rescinded the IRG Operating Agreement and that it repudiated the claim made by Caribbean that TEL was an equal partner in IRG and entitled to enforce the IRG Operating Agreement. Thereafter, we publicly stated that IRG was a functioning entity and that the Operating Agreement was enforceable.

          To resolve the issues relating to IRG and the Operating Agreement, we, Caribbean, TEL, IRG, Ruby Mining and Admiralty Corporation executed a settlement agreement dated June 26, 2004 pursuant to which (a) Ruby Mining will immediately issue to Caribbean a warrant to purchase 300,000 shares of its restricted common stock on or before July 1, 2006 at an exercise price of $1.00 per share, and (b) Ruby Mining will grant TEL exclusive rights to conduct tourism diving expeditions at the sites within the Pedro Banks area of Jamaica where Ruby Mining is conducting salvage operations, with net profits from any commercial diving venture to be shared equally between TEL and Ruby Mining. Ruby Mining has agreed to assist TEL in securing permits to develop and operate a commercial diving operation in the Pedro Banks area.

          The settlement agreement further provides that Ruby Mining relinquishes all rights it had with regards to IRG, and IRG relinquishes all rights it had with respect to the permit that Ruby secured to conduct salvage operations in the Pedro Banks area.

          Contemporaneously with the settlement, we acquired TEL from Caribbean in exchange for 500,000 shares of our restricted common stock.

          We have informally agreed to make certain of our technology available to Caribbean, including our search and recovery vessel, Ocean Boomer, our remotely operated vehicles that operate in depths of up to 5,000 meters and our sonar and global positioning equipment and software.

DESCRIPTION OF SECURITIES TO BE ISSUED

          Caribbean’s authorized capital stock consists of 500,000,000 shares of common stock, no par value. There are currently 100,000,000 shares of Caribbean common stock issued and outstanding, all of which we own. The common stock was issued to us on May 6, 2004. No other securities have been issued by Caribbean and, as of the date of this Information Statement, there is no public trading market for Caribbean’s securities. The holders of Caribbean common stock

•	have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by Caribbean’s Board of Directors;

•	are entitled to share ratably in all of the assets of Caribbean available for distribution upon the winding up of Caribbean’s affairs; and

•	are entitled to one vote per share on all matters on which stockholders may vote at all meetings of stockholders.

          Caribbean stockholders are expressly denied the right of cumulative voting through Caribbean’s Articles of Incorporation. Also, ownership of Caribbean’s common stock does not give the holder preemptive or preferential rights to purchase or subscribe for any additional shares, preferences as to dividends or interest or preference upon liquidation.

          Caribbean has not paid, and may never pay, cash dividends.

PLAN OF OPERATION

          Caribbean has had no operations since its inception on April 6, 2004. As of May 31, 2004 its primary asset was 200 shares of common stock in TEL, having a value of $200, and it had incurred $4,000 in selling, general and administrative expenses associated with its start-up. Caribbean has earned no revenues since its inception. It currently has a net loss of $4,000.

          To achieve its goals of finding and recovering significant historical shipwrecks, Caribbean plans to partner with others having expertise in archeological research, governmental licensing, recovery of artifacts, and extraction technologies. If appropriate, Caribbean will also partner with media and tourism specialists to promote the exhibition of artifacts. Caribbean may also consider developing hardware and software targeted to the discovery and extraction of artifacts.

          Caribbean anticipates that it will need approximately $2 million over the next 12 months to implement its business plan. Caribbean intends to obtain funding by borrowing money from us, as well as from its officers and directors, and by selling its securities. However, Caribbean has no commitments for funding from any of these sources, there is no obligation on the part of any individual or entity to loan Caribbean money and there is no guarantee that Caribbean will be able to borrow money or will be successful in selling its securities to raise money. Caribbean cannot assure you that its business plan will ever be implemented.

          We currently provide Caribbean with office space and employees and we have informally agreed to provide Caribbean with equipment, technology or other property or services in the future. To date, we have not charged Caribbean for the use of the assets we’ve provided; however, in the future, we may ask Caribbean to pay us.

FORWARD-LOOKING STATEMENTS

          This above information includes “forward-looking” statements within the meaning of Rule 175 of the Securities Act of 1933, as amended, and Rule 3b-6 of the Securities Exchange Act of 1934, as amended, including statements regarding Caribbean’s business strategies and projections. These forward-looking statements reflect Caribbean’s current views with respect to possible future events and financial performance. Forward-looking statements are subject to certain risks and uncertainties, including specifically

•	whether or not we and Caribbean will be able to obtain the financial resources we need to continue our operations;

•	whether or not we and Caribbean will be able to compete successfully with others in our industry;

•	whether or not we and Caribbean will continue to receive the services of our management team; and

          other risks and uncertainties discussed in this report that could cause our actual results to differ materially from the results we hope to achieve. In this Information Statement, the words “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify certain forward-looking statements. Except as required by law, we undertake no obligation to publicly announce revisions we make to these forward-looking statements to reflect the effect of events or circumstances that may arise after the date of this Information Statement.

Factors Affecting Caribbean’s Business, Operating Results and Financial Condition

          An investment in the securities of Caribbean is very speculative and involves a high degree of risk.

Risks Associated With Caribbean’s Business

Caribbean is in the business of treasure hunting. The business of treasure hunting is extremely speculative and very risky. As a result, the stock you receive in Caribbean may never have any value.

          Caribbean is in the business of “treasure hunting”, that is, locating and recovering valuable cargo from shipwrecks. While Caribbean has access to a proprietary library of research and data relating to shipwrecks that details the cargo carried by certain ships at the time they sank, the reliability of this research and data is unknown. Even if the research and data prove to be accurate, Caribbean may not be able to derive any benefit from it for several reasons including, but not limited to,

•	its inability to raise sufficient capital to recover the cargo,

•	its inability to obtain a permit to salvage the cargo,

•	its inability to salvage the cargo due to lack of resources, such as specialized recovery equipment,

•	the deterioration or theft of the cargo,

•	valid claims made to the cargo by third parties,

•	salvage of the cargo by another, or

•	the discovery that, in fact, no cargo was on board the vessel.

          All of these factors render Caribbean’s business extremely speculative and very risky. The common stock you receive in Caribbean may never have any value.

Caribbean has had no operations to date; therefore you have no basis on which to determine if its business can be successful. Caribbean may never operate successfully.

          Caribbean was incorporated on April 6, 2004. To date, it has had no operations. Because it has no operating history, you will have no basis upon which to accurately forecast its future operations or to judge its ability to develop its business. If it is unsuccessful in developing its business, the common stock you receive may never have any value.

Caribbean’s success requires funding. If Caribbean does not receive adequate funding, the common stock you receive may never have value.

          Caribbean’s ability to continue in existence and to develop its business depends upon its ability to obtain funding for its operations. It currently has no funding commitments. It is likely that Caribbean will try to raise money by selling its common stock or other securities or by borrowing money. If Caribbean is not able to raise adequate funds to engage in its business activity, the common stock you receive will not ever have any value.

Caribbean currently has no specialized recovery equipment. If Caribbean is unable to acquire or otherwise gain access to specialized recovery equipment when it needs it, its business will be adversely affected.

          Caribbean has no specialized recovery equipment and currently does not have the funds to purchase or lease such equipment. If Caribbean needs specialized recovery equipment to salvage a wreck, but does not have the funds to acquire such equipment, or otherwise have access to such equipment, its business will be adversely affected.

Underwater recovery operations are subject to many risks, many of which cannot be controlled. Any of these risks could adversely affect Caribbean’s operations and the value of the stock you own.

          Underwater recovery operations are inherently difficult and dangerous and may be delayed or suspended by weather, sea conditions or other natural hazards. There is also a risk of theft of recovered cargo by “pirates” or poachers, both during recovery and during transport to another destination. If any of these risks occur, Caribbean could sustain substantial losses. Substantial losses relating to a recovery mission may also result from injury or loss of life, severe damage to or destruction of property, clean-up responsibilities, regulatory investigation and penalties and suspension of operations. Any of these events could adversely affect Caribbean’s business and the value of the stock you own.

Title to the objects recovered from a shipwreck by Caribbean may be in dispute. There is no assurance that Caribbean will be able to keep the objects recovered. If Caribbean is unable to keep objects that it recovers, its operations may not be successful.

          Caribbean plans to find valuable objects lost at sea and sell or otherwise exploit them for money. However, others may claim title to the shipwrecks or the objects found in them. Even if Caribbean is successful in locating shipwrecks and recovering cargo or artifacts, there is no assurance that it will be able to establish rights to property recovered as against governmental entities, prior owners, insurance companies or others claiming an interest therein. If Caribbean is unable to keep and exploit objects that it recovers, its operations may not be successful.

There is no assurance that the cargo recovered by Caribbean will have any value or, even if it has value, that it will generate revenues through sale. If Caribbean is unable to sell recovered cargo, its operations will not be successful.

          Even if Caribbean is able to locate and recover valuable items, it is difficult to predict the price that might be realized for these items. The value of the recovered items will fluctuate. Furthermore, the methods and channels Caribbean may use to dispose of recovered items is uncertain. Ready access to buyers for recovered items cannot be assured and delays in the disposition of such items are possible. If the cargo recovered by Caribbean doesn’t have value or if Caribbean cannot find buyers for the cargo, its operations will not be successful.

Caribbean is subject to the risks and uncertainties inherent in new businesses. Its failure to plan or forecast accurately could have a material adverse impact on its development.

          Caribbean is subject to the risks and uncertainties inherent in new businesses, including the following:

•	Its projected capital needs may be inaccurate, and it may not raise enough money to implement its business plan;

•	It may experience unanticipated development expenses, which may make it more difficult to implement its business plan;

•	Even if it is able to implement its business plan, it may not earn enough revenue to cover the costs of operating its business.

          If, because of management’s failure to plan or project accurately, Caribbean is unsuccessful in its efforts to develop its business, it is not likely to ever become profitable and it may be required to curtail some or all of its operations.

Caribbean will continue to need money to fund future operations, and management is not sure that Caribbean can obtain additional financing. If Caribbean does not receive adequate financing it will be unable to operate successfully.

          Until Caribbean is able to generate significant revenues from its business, it will require financing. Funds may not be available to Caribbean, on favorable terms or at all. To the extent that money is raised through the sale of Caribbean’s securities, the issuance of those securities could result in dilution to its shareholders. Unavailability of funds will have a material adverse effect on its ability to continue to operate. If Caribbean is unable to operate, the common stock you receive will never have any value.

Caribbean may be unable to compete successfully in its business. If Caribbean cannot compete successfully, the common stock you receive may never have any value.

          There are a number of competing entities engaged in various aspects of the shipwreck salvage business. Many of Caribbean’s competitors are better capitalized and may have greater resources to devote to their businesses. There is no guarantee that Caribbean will be able to successfully locate salvage sights, obtain any permits required to mine the sights, or have the capability to mine the sights. The common stock that you receive in Caribbean may never have any value.

Risks Associated With Ownership Of Caribbean’s Securities

Caribbean has not paid cash dividends and it is unlikely that it will pay cash dividends in the foreseeable future.

          Caribbean plans to use all of its earnings, to the extent it has earnings, to fund its operations. Caribbean does not plan to pay any cash dividends in the foreseeable future. Caribbean cannot guarantee that it will, at any time, generate sufficient surplus cash that would be available for distribution as a dividend to the holders of its common stock. You should not expect to receive cash dividends on its common stock.

Caribbean has the ability to issue additional shares of its common stock without asking for shareholder approval. If it issues additional shares of common stock, the common stock you own will be diluted.

          Caribbean’s Articles of Incorporation currently authorize its Board of Directors to issue up to 500,000,000 shares of common stock. The power of the Board of Directors to issue shares of common stock or warrants or options to purchase shares of common stock is generally not subject to shareholder approval. Accordingly, any additional issuance of Caribbean common stock will have the effect of diluting the common stock you receive in the spin-off.

Caribbean may raise capital through a securities offering that could dilute your ownership interest.

          Caribbean requires substantial working capital to fund its business. If Caribbean raises funds through the issuance of equity, equity-related or convertible debt securities, these securities may have rights, preferences or privileges senior to those of the holders of its common stock. The issuance of additional common stock or securities convertible into common stock by Caribbean’s management will also have the effect of further diluting the proportionate equity interest and voting power of holders of its common stock.

We will continue to own over 51% of Caribbean’s capital stock after the spin-off, which will allow us to control the outcome of matters submitted to Caribbean’s shareholders for vote.

          After the spin-off, we will own approximately 53% of Caribbean’s issued and outstanding shares of capital stock. This means that we will have the ability to elect a majority of the Board of Directors and thereby control Caribbean’s management and the outcome of corporate actions requiring stockholder approval, including mergers and other changes of corporate control, going private transactions, and other extraordinary transactions. This concentration of ownership may have the effect of delaying or preventing a change of control, even if a change of control would benefit Caribbean’s other stockholders.

There is no public market for Caribbean’s securities, so you will not be able to liquidate your securities if you need money.

          There is currently no public market for Caribbean’s securities and it is not likely that an active market for Caribbean’s common stock will develop or be sustained soon. You probably will not be able to liquidate the common stock you receive in the spin-off if you need money.

Caribbean will be subject to the Penny Stock Rules once its common stock becomes eligible for trading. These rules may adversely affect trading in Caribbean’s common stock.

          We expect that Caribbean’s common stock will be a “low-priced” security under rules promulgated under the Securities Exchange Act of 1934. In accordance with these rules, broker-dealers participating in transactions in low-priced securities must first deliver a risk disclosure document which describes the risks associated with such stocks, the broker-dealer’s duties in selling the stock, the customer’s rights and remedies and certain market and other information. Furthermore, the broker-dealer must make a suitability determination approving the customer for low-priced stock transactions based on the customer’s financial situation, investment experience and objectives. Broker-dealers must also disclose these restrictions in writing to the customer, obtain specific written consent from the customer, and provide monthly account statements to the customer. The effect of these restrictions will probably decrease the willingness of broker-dealers to make a market in Caribbean’s common stock, decreases liquidity of Caribbean’s common stock and increases transaction costs for sales and purchases of Caribbean’s common stock as compared to other securities.

MANAGEMENT

          The names, ages and a brief description of the business experience of the directors, executive officers and key employees of Caribbean are set forth below. The directors named below will serve until the next annual meeting of Caribbean’s stockholders or until their successors are otherwise duly elected and qualified. Officers will hold their positions at the discretion of the Board of Directors, absent any employment agreement. The directors and executive officers of Caribbean are not a party to any material pending legal proceedings.

Dennis McLaughlin, age 38, President, Chief Executive Officer and Director since April 2004

          Mr. McLaughlin is a member of the Board of Directors and the President and Chief Executive Officer of Ocean Resources, Inc. and of Titanic Explorations Ltd. Mr. McLaughlin has over 14 years experience in various executive positions managing and operating energy and technology companies and has many years of experience building companies from the ground up. Mr. McLaughlin founded his first company in 1993 with a small investment. Under his management, the company grew to be recognized as the fastest growing entrepreneurship in America by Entrepreneur Magazine in October 1995. From an initial investment of $75,000 and follow-on investments of $16 million, Mr. McLaughlin guided a total of four different companies to reach a combined value of over

$100 million. Mr. McLaughlin served as chairman, President and Chief Executive Officer of Aurion Technologies, a supplier of hardware and services for the oil and gas industry, from June 1998 until December 2001. Aurion Technologies was placed into voluntary bankruptcy in March 2002. Mr. McLaughlin has a Bachelor of Economics degree from the University of Oklahoma where he has subsequently been honored as a Top Ten Alumnus.

Alvin T. Hunter, age 75, Director since April 2004

          Since 1981 Mr. Hunter has worked as a tax advisor and consultant with Hunter & Atkins, Inc., where he is also an officer, tax partner and senior member. Previously he was the acting Chief Financial Officer of Jernigan Drilling Company, Jernigan Brothers Trucking, Inc. and Pacific Oil & Gas, Inc. Mr. Hunter has over 50 years experience as a CPA. He is a member of both the Oklahoma State Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Hunter graduated with a Bachelor of Science degree from Oklahoma Baptist University. Mr. Hunter is also a member of the Board of Directors of Ocean Resources, Inc. and of Titanic Explorations Ltd.

Steve Sanit, age 51, Chief Financial Officer and Treasurer since April 2004

          Prior to joining Caribbean as its Chief Financial Officer and Treasurer, Mr. Sanit was the Chief Financial Officer of Westchester Media Company, the publisher of Polo Magazine. Mr. Sanit left Westchester Media Company in May 1999. In December 1999 he worked as the Chief Financial Officer of Realtime Response/First Choice Commercial Business, a commercial lending and telemarketing firm. Mr. Sanit left Realtime Response in May 2002. From August 2002 to October 2003, Mr. Sanit worked for the Dallas Independent School District as a substitute teacher. In October 2003, Mr. Sanit took the position of business analyst with MAC Partners, LP, a technology merchant bank in Dallas, Texas. Mr. Sanit left MAC Partners, LP in March 2004 to become the Chief Financial Officer of Ocean Resources, Inc., a position he still holds.

Kit Chambers, age 40, Secretary

          In addition to his role as the Secretary of Caribbean, Mr. Chambers is the Chief Operating Officer of Ocean Resources, Inc., a position he assumed in September 2003. Prior to joining Ocean Resources, Inc., Mr. Chambers worked as a business development coordinator with a technology merchant bank from January 2002. From January 1999 until December 1999, Mr. Chambers was employed by an oil and gas technology company, where as Vice President of Software Development, he coordinated product development strategies and was responsible for managing the product development and implementation life cycles for each software project. In January 2000 Mr. Chambers was re-assigned as Vice President of Engineering Sales, where he was responsible for coordinating product development, sales efforts, operations strategies, and special implementations of custom products for key customers. He held this position until his resignation in December 2001.

          None of Caribbean’s officers or directors is a party to an employment agreement with Caribbean, nor does any officer or director receive compensation from Caribbean. Currently, none of Caribbean’s officers or directors is a party to any agreement or has a material interest in a transaction with Caribbean.

WHO YOU CAN CONTACT ABOUT THE SPIN-OFF

          If you have questions about the spin-off, you may contact Kit Chambers, Chief Operating Officer and Secretary of Ocean Resources, Inc., as follows:

Mr. Kit Chambers, Chief Operating Officer
Ocean Resources, Inc.
2705 Canton Street
Dallas, Texas 75226
Telephone: (469) 227-7806
Facsimile: (469) 227-7955

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Caribbean Exploration, Inc.

We have audited the accompanying balance sheet of Caribbean Exploration, Inc. (a Development Stage Company) as of May 31, 2004, and the related statement of operations, changes in stockholders’ (deficit) and cash flows for the period April 6, 2004 (date of inception) to May 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Caribbean Explorations, Inc. at May 31, 2004 and the results of its operations and cash flows for the period then ended in conformity with U.S. generally accepted accounting principles.

Kempisty & Company
Certified Public Accountants PC
New York, New York
June 9, 2004 (Except for Note 5
which is as of June 28, 2004).

F1

CARIBBEAN EXPLORATION, INC.
(A Development Stage Company)
BALANCE SHEET

MAY 31, 2004

ASSETS
Other Assets
Joint venture agreement (Note 4)	$200

TOTAL ASSETS	$200

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Accrued expenses	$4,000

TOTAL LIABILITIES	4,000
Contingencies (Note 4)
Stockholders’ (deficit)
Common stock, no par value, 200,000,000 shares authorized, (Note 5) 100,000,000 shares issued and outstanding (Note 3)	200
Deficit accumulated during the development stage	(4,000)

Total Stockholders’ (Deficit)	(3,800)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$200

See Notes to Financial Statements.

F2

CARIBBEAN EXPLORATION, INC.
(A Development Stage Company)
STATEMENT OF OPERATIONS
For the period April 6, 2004 (date of inception) to May 31, 2004

Revenues:
$—

Total Revenues	—

Expenses:
General, selling and administrative	4,000

Total Expenses	4,000

Loss from operations	(4,000)
Provision for income taxes	—

Net loss	$(4,000)

See Notes to Financial Statements.

F3

CARIBBEAN EXPLORATION, INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
For the period April 6, 2004 (date of inception) to May 31, 2004

Operating Activities
Net income (loss)	$(4,000)
Adjustments to reconcile net loss to net cash used by operating activities:
Changes in operating assets and liabilities:	—
Increase in accrued expenses	4,000

Net cash used by operating activities of continuing operations	—
Increase (decrease) in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental Disclosures of Cash Flow Information:
Cash paid during year for:
Interest	$—

Income taxes	$—

See Notes to Financial Statements.

F4

CARIBBEAN EXPLORATION, INC.
(A Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDERS’ (DEFICIT)
For the period April 6, 2004 (date of inception) to May 31, 2004

	Common Stock		Additional	Deficit Accumulated
			Paid-in	During the
	Shares	Amount	Capital	Development Stage	Totals
Balances at April 6, 2004 (Date of inception)	—	$—	$—	$—	$—
Stock issued for Titanic Explorations, Ltd.	100,000,000	200	—	—	200
Net loss	—	—	—	(4,000)	(4,000)

Balances at May 31, 2004	100,000,000	$200	$—	$(4,000)	$(3,800)

See Notes to Financial Statements.

F5

CARIBBEAN EXPLORATION, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004

Note 1 -	NATURE OF BUSINESS

Caribbean Exploration, Inc. (“CEI” or the “Company”) was incorporated on April 6, 2004 in Texas. The Company’s wholly owned subsidiary, Titanic Explorations, Ltd. (“TEL”), is a 50% partner in International Recovery Group, LLC (“IRG”), a marine salvage enterprise formed to conduct salvage operations off the coast of Jamaica.

Note 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All material intercompany balances and transactions are eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 -	COMMON STOCK

On May 7, 2004 the Company issued 100,000,000 shares of its common stock to Ocean Resources, Inc., an affiliated company, in exchange for 200 shares of the common stock of Titanic Explorations, Ltd., a British Virgin Islands company (“TEL”). The 200 shares represent all of the outstanding shares of TEL. TEL has had no operations since its formation on April 3, 2000.

Note 4 -	CONTINGENCIES

On November 10, 2003 and again on April 8, 2004, Ruby Mining Company, Inc. publicly stated that it believes that IRG is no longer a functioning entity, that it rescinded the IRG Operating Agreement and that it repudiated the claim made by the Company that TEL was an equal partner in IRG and entitled to enforce the IRG Operating Agreement.

F6

CARIBBEAN EXPLORATION, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004

Note 5 -	SUBSEQUENT EVENTS

On June 17, 2004, the Company amended its Articles of Incorporation increasing the number of authorized Common Stock to 500,000,000 shares, no par value.

On November 10, 2003, Ruby Mining Company, Inc. (“Ruby Mining”) publicly stated that it believes that International Recovery Group, LLC (“IRG”) is no longer a functioning entity, that it rescinded the IRG Operating Agreement and that it repudiated the claim made by the Company that Titanic Explorations, Ltd. (“TEL”) was an equal partner in IRG and entitled to enforce the IRG Operating Agreement. Since that time, the Company publicly stated that IRG is a functioning entity, with an enforceable Operating Agreement. On June 26, 2004, the Company, TEL, IRG, Ocean Resources, Ruby Mining and Admiralty Corporation executed a settlement agreement, pursuant to which (a) Ruby Mining will issue 300,000 common stock purchase warrants to the Company, each of which entitles the Company to purchase (on or before July 1, 2006) one share of restricted common stock of Ruby Mining at an exercise price of $1.00 per share, and (b) Ruby will grant TEL exclusive rights to conduct tourism diving expeditions at the sites within the Pedro Banks area of Jamaica where Ruby is conducting salvage operations, with net profits from any commercial diving venture to be shared 50/50 between TEL and Ruby. Ruby has agreed to assist TEL in securing permits to develop and operate a commercial diving operation in the Pedro Banks area. The warrants received by the Company are valued on the Company’s books at $78,540, using the Black-Scholes Model. The settlement agreement further provides that Ruby relinquishes all rights it had with regards to IRG, and IRG relinquishes all rights it had with respect to the permit that Ruby secured to conduct salvage operations in the Pedro Banks area. Contemporaneously with the settlement described above, Ocean Resources has acquired TEL from the Company, in exchange for 500,000 restricted shares of common stock of Ocean Resources, valued at $85,000 or $0.17 per share.

F7